UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 13, 2021
2seventy bio, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-40791	86-3658454
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street,			02142
Cambridge,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TSVT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On December 13, 2021, 2seventy bio, Inc. issued a press release announcing data from its ongoing Phase 1 CRB-402 study of bb21217 in relapsed and refractory multiple myeloma, data from its preclinical studies of SC-DARIC33, and new analyses from the pivotal KarMMa study of Abecma (idecabtagene vicleucel, or ide-cel), in each case presented at the 63rd Annual Meeting of the American Society of Hematology. A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of 2seventy bio, Inc., dated December 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
____________
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2seventy bio, Inc.

Dated: December 14, 2021	By:	/s/ Nick Leschly
Name: Nick Leschly
Title: Chief Executive Officer